UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2020

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market
Series D Preferred Stock	YGYIP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2020, Youngevity International, Inc. (the “Company”) received an additional notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Form 10-Q”) and Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), the Company does not comply with Nasdaq’s continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1). As previously reported on April 2, 2020, Nasdaq notified the Company that it did not comply with its continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1) due to its failure to file its Form 10-K. In accordance with the Nasdaq letter dated April 2, 2020, the Company has until June 1, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements and if Nasdaq accepts the plan, Nasdaq can grant an extension of up to 180 calendar days from the filing due date, of September 28, 2020, to regain compliance. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time before September 28, 2020, by filing the Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “SEC”), as well as any subsequent periodic financial reports that may become due.

The Company’s management is working diligently to complete the Form 10-K and Form 10-Q and intends to file each report as soon as practicable.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Youngevity International, Inc., dated May 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: May 18, 2020	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer